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     Janus Orion Fund

     2001 Semiannual Report

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ........................     1

          Statement of Assets and Liabilities ...................    4

          Statement of Operations ..............................     5

          Statement of Changes in Net Assets ...................     6

          Financial Highlights .................................     7

          Notes to Schedule of Investments .....................     8

          Notes to Financial Statements ........................     9

          Explanation of Charts and Tables .....................    12

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Did you notice?

You're now receiving one report for each fund that you own. We used to combine all 17 equity funds into one large report. The format change allows us to provide more relevant information to you and will reduce the Fund's printing and mailing costs.

Of course, if you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
--------------------------------------------------------------------------------

Janus Orion Fund

[PHOTO]
Ron Sachs
portfolio manager

For the six months ended April 30, 2001, the Janus Orion Fund declined 34.65%, trailing its benchmark, the S&P 500 Index, which declined 12.06%. The Nasdaq Composite Index was down 37.20% over the same period.(1)

Needless to say, it's been a tough time to run an aggressive growth fund. The equity markets' slide started at the end of 2000 and continued with force during the first four months of 2001. Although the Federal Reserve attempted to spark a recovery with four half-point interest rate cuts, the much-anticipated economic slowdown forced many companies to lower earnings expectations for the near term and proclaim an uncertain future for long-term growth prospects. Furthermore, it now looks as if the broader economic slowdown in the U.S. is spreading to the rest of the world, and the long-anticipated bounce in technology and industrial spending continues to be delayed.

While we pride ourselves on finding undiscovered opportunities, a bear market tends to hit smaller, less-liquid issues particularly hard, as overall buying interest in these securities dries up. As a result, some of our holdings were trapped in a downward spiral during the period. For example, we were convinced Winstar Communications, probably our biggest disappointment, was deploying a better technology for delivering broadband to buildings not connected to fiber networks. Unfortunately, an important component of the company's funding was a loan package from its key component supplier, Lucent. However, when Lucent began having troubles of its own, it pulled the plug on this deal, forcing Winstar into bankruptcy. Despite frequent contact with all levels of Winstar's management and constant monitoring of Winstar's impressive operating metrics, we were blindsided by undisclosed terms of the Lucent vendor financing deal.

We lost some of our conviction in Entravision Communications, a diversified Spanish language media company with television, radio, print and billboard holdings. Through discussions with industry contacts, we learned that the Hispanic advertising market was softening, most significantly in two large markets - Los Angeles and New York. Given that we believe the company's mix of businesses makes it vulnerable in a downturn, we significantly reduced our position.

Without question, the market has been merciless. However, we believe identifying and sticking with well-run industry leaders will pay off, and that's why we continue to hold Vitesse Semiconductors. Although it became apparent during the period that spending growth by telecommunications companies will be slower to materialize than originally expected, we remain excited by Vitesse's longer-term prospects. The company's chip designs will serve as the foundation for many of the high-speed switches hitting the market in the next year or two, and we're confident the telecom industry will eventually resume its infrastructure upgrade effort, albeit on a smaller scale.

We're also upbeat about Boston Scientific, a medical device manufacturer, which declined slightly but performed well on a relative basis. The company is redesigning its production processes in an effort to trim waste, improve efficiencies and ultimately boost its gross margins. Product-wise, the company holds the No. 1 market position in a majority of its business lines, with coronary stents proving to be one of the few laggards. However, we expect the company to be an early leader in the market for drug-coated stents, which reduce the incidence of scarring in arteries propped open by the devices. This should prove to be a significant growth driver for Boston Scientific's earnings and share price.

Meanwhile, steady revenues contributed to Comcast Corporation's positive results this period. Along with its recently reported increase in cash flow, the cable giant's home shopping channel, QVC, experienced strong sales while demand for its digital cable services and high-speed Internet access also grew.

Going forward, a global economic slowdown seems imminent. The Japanese economy continues to weaken but central bankers can't cut lending rates anymore.
Meanwhile, Europe's growth also appears to be slowing, and in the U.S., it remains to be seen whether the Federal Reserve's rate cuts this year can jumpstart the economy. Consequently, we are avoiding companies that tend to be cyclical and sticking to those with strong recurring revenue streams, such as Comcast, or innovative technologies that drive sales irrespective of the overall market environment, such as Boston Scientific.

By continuing to work hard at finding the best companies and taking advantage of price opportunities in this down market to upgrade the quality of the Fund's holdings, we are optimistic that we are positioned for future appreciation.

Thank you for your continued investment in Janus Orion Fund.

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                             Janus Orion Fund  April 30, 2001  1

Portfolio Profile
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Equities                                                89.3%              95.7%
  Foreign                                               11.5%              16.6%
Top 10 Equities (% of Assets)                           52.6%              53.4%
Number of Stocks                                           29                 28
Cash and Cash Equivalents                               10.7%               4.3%

Top 5 Industries
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
Multimedia                                              11.2%               4.4%
Medical - Drugs                                          7.3%               3.6%
Electronic Components -
  Semiconductors                                         7.0%              10.4%
Wireless Equipment                                       6.2%               7.1%
Finance - Investment
  Bankers/Brokers                                        5.3%                 --

Top 10 Equity Holdings
                                               April 30, 2001   October 31, 2000
--------------------------------------------------------------------------------
AOL Time Warner, Inc.                                    9.8%                 --
Semtech Corp.                                            7.0%               8.5%
American Tower Corp.                                     6.2%               5.9%
Citigroup, Inc.                                          5.2%                 --
Berkshire Hathaway, Inc. - Class B                       4.8%                 --
Biovail Corp. - New York Shares                          4.3%               3.6%
Enron Corp.                                              4.0%                 --
Echostar Communications Corp.                            3.9%               2.4%
Boston Scientific Corp.                                  3.9%                 --
Telefonos de Mexico S.A. (ADR)                           3.5%               3.3%

Cumulative Total Return
for the period ended April 30, 2001
Since 6/30/00*
(42.43)%

Janus Orion Fund - $5,757
S&P 500 Index - $8,672

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000 through April 30, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($5,757) as compared to the S&P 500 Index ($8,672).

*The Fund's inception date.
Source - Lipper, Inc. 2001.

Returns have sustained significant gains and losses due to market volatility in the technology and telecommunications sectors. Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The National Association of Securities Dealers Automated Quotation (NASDAQ) System is a nationwide computerized quotation system for over 5,500 over-the-counter stocks. The NASDAQ index is compiled of more than 4,800 stocks that are traded via this system. The Fund's portfolio may differ significantly from the securities held in the indices. The indices are not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

Concentration may lead to greater price volatility. A Fund's performance for very short time periods may not be indicative of future performance.

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Common Stock - 89.3%
Cable Television - 2.7%
     438,205     Comcast Corp. - Special Class A* ...........    $    19,241,582

Commercial Services - Financial - 2.8%
     566,035     Paychex, Inc. ..............................         19,562,170

Computer Services - 1.7%
     669,685     Ceridian Corp.* ............................         12,054,330

Diversified Financial Services - 5.2%
     752,245     Citigroup, Inc. ............................    $    36,972,842

Diversified Operations - 4.8%
      14,855     Berkshire Hathaway, Inc. - Class B* ........         33,795,125

E-Commerce/Services - 1.9%
     277,025     TMP Worldwide, Inc.* .......................         13,363,686

Electronic Components - Semiconductors - 7.0%
   1,727,140     Semtech Corp.* .............................         49,689,818

See Notes to Schedule of Investments.

2  Janus Orion Fund  April 30, 2001

Schedule Of Investments (unaudited)

Shares or Principal Amount                                          Market Value
================================================================================
Finance - Investment Bankers/Brokers - 5.3%
     264,335     Goldman Sachs Group, Inc. ..................    $    24,080,918
     184,225     Lehman Brothers Holdings, Inc. .............         13,402,369

                                                                      37,483,287

Internet Security - 1.0%
     111,040     Check Point Software Technologies, Ltd.* ...          6,965,539

Medical - Biomedical and Genetic - 1.8%
     388,675     Inhale Therapeutic Systems, Inc.* ..........         12,942,877

Medical - Drugs - 7.3%
     765,155     Biovail Corp. - New York Shares* ...........         30,055,288
     352,955     Pfizer, Inc. ...............................         15,282,951
     250,020     Sepracor, Inc.* ............................          6,590,527

                                                                      51,928,766

Medical - Hospitals - 2.6%
     403,600     Tenet Healthcare Corp.* ....................         18,016,704

Medical Instruments - 3.9%
   1,732,415     Boston Scientific Corp.* ...................         27,510,750

Multimedia - 11.2%
   1,372,285     AOL Time Warner, Inc.* .....................         69,300,392
     953,695     Entravision Communications Corp.* ..........          9,632,320

                                                                      78,932,712

Physical Therapy and Rehabilitation Centers - 1.0%
     499,395     HEALTHSOUTH Corp.* .........................          7,016,500

Pipelines - 4.0%
     455,340     Enron Corp. ................................         28,558,925

Radio - 1.3%
     386,505     Hispanic Broadcasting Corp.* ...............          9,264,525

Retail - Discount - 1.5%
     304,175     Costco Wholesale Corp.* ....................         10,624,833

Satellite Telecommunications - 3.9%
     931,020     EchoStar Communications Corp.* .............         27,893,359

Semiconductor Components/Integrated Circuits - 2.7%
     555,635     Vitesse Semiconductor Corp.* ...............         18,836,027

Telecommunication Equipment - 1.0%
   1,074,590     ECI Telecom, Ltd. ..........................          7,328,704

Telephone - Integrated - 5.3%
     700,215     America Movil S.A. de C.V. - Series L (ADR)*         12,883,956
     700,215     Telefonos de Mexico S.A. (ADR) .............         24,227,439

                                                                      37,111,395

Television - 3.2%
     515,110     Univision Communications, Inc. - Class A* ..         22,515,458

Wireless Equipment - 6.2%
   1,628,830     American Tower Corp.* ......................         43,652,644
--------------------------------------------------------------------------------
Total Common Stock (cost $709,663,440) ......................        631,262,558
--------------------------------------------------------------------------------
Repurchase Agreement - 4.2%
$ 30,000,000     BankAmerica Securities L.L.C., 4.64%
                   dated 4/30/01, maturing 5/1/01, to
                   be repurchased at $30,003,867
                   collateralized by $102,944,147 in
                   U.S. Government Agencies, 0%-
                   19.5937%, 10/26/01-5/1/31; with
                   a value of $30,600,014
                   (cost $30,000,000) .......................    $    30,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 4.6%
                 Household Finance Corp.
  32,400,000       4.65%, 5/1/01
                   (amortized cost $32,400,000) .............         32,400,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.8%
                 Freddie Mac
  20,000,000       4.27%, 9/26/01 (cost $19,648,911) ........         19,650,000
--------------------------------------------------------------------------------
Total Investments (total cost $791,712,351) - 100.9% ........        713,312,558
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.9%)      (6,049,045)
--------------------------------------------------------------------------------
Net Assets - 100% ...........................................    $   707,263,513
--------------------------------------------------------------------------------

Summary of Investments by Country, April 30, 2001

Country                      % of Investment Securities             Market Value
--------------------------------------------------------------------------------
Canada                                             4.2%          $    30,055,288
Israel                                             2.0%               14,294,243
Mexico                                             5.2%               37,111,395
United States++                                   88.6%              631,851,632
--------------------------------------------------------------------------------
Total                                            100.0%          $   713,312,558

++Includes Short-Term Securities (77.1% excluding Short-Term Securities)

See Notes to Schedule of Investments.

                                             Janus Orion Fund  April 30, 2001  3

Statement of Assets and Liabilities

As of April 30, 2001, (unaudited)
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------
Assets:
Investments at cost                                                 $    791,712

Investments at value                                                $    713,313
  Cash                                                                     1,261
  Receivables:
    Investments sold                                                          --
    Fund shares sold                                                       1,297
    Dividends                                                                 83
    Interest                                                                   4
  Other assets                                                                 1
--------------------------------------------------------------------------------
Total Assets                                                             715,959
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  6,763
    Fund shares repurchased                                                1,012
    Advisory fees                                                            356
    Transfer agent fees and expenses                                          96
  Accrued expenses                                                           468
--------------------------------------------------------------------------------
Total Liabilities                                                          8,695
--------------------------------------------------------------------------------
Net Assets                                                          $    707,264
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          123,196

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       5.74
--------------------------------------------------------------------------------

See Notes to Financial Statements.

4  Janus Orion Fund  April 30, 2001

Statement of Operations

For the six months ended
April 30, 2001, (unaudited)
(all numbers in thousands)
--------------------------------------------------------------------------------
Investment Income:
  Interest                                                          $      2,916
  Dividends                                                                1,097
  Foreign tax withheld                                                     (105)
--------------------------------------------------------------------------------
Total Investment Income                                                    3,908
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                            2,793
  Transfer agent fees and expenses                                         1,243
  Registration fees                                                           24
  Postage and mailing expenses                                               131
  Custodian fees                                                              37
  Printing expenses                                                          176
  Audit fees                                                                  10
  Trustees' fees and expenses                                                  3
  Other expenses                                                              12
--------------------------------------------------------------------------------
Total Expenses                                                             4,429
Expense and Fee Offsets                                                     (83)
Net Expenses                                                               4,346
Net Investment Income/(Loss)                                               (438)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities  transactions               (467,313)
  Net realized gain/(loss) from foreign currency  transactions             (491)
  Change in net unrealized appreciation or depreciation
    of investments and foreign currency translations                      70,920
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (396,884)
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (397,322)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                             Janus Orion Fund  April 30, 2001  5

Statement of Changes in Net Assets

For the six months ended April 30, 2001, (unaudited)
and for the period ended October 31, 2000
(all numbers in thousands)                                           2001           2000(1)
--------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                   $      (438)   $      3,028
  Net realized gain/(loss) from investment and
    foreign currency transactions                                   (467,804)       (18,374)
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                   70,920      (149,320)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     (397,322)      (164,666)
--------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                              (2,740)             --
  Net realized gain from investment transactions*                          --             --
--------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                         (2,740)             --
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                         241,386      1,499,164
  Reinvested dividends and distributions                                2,669             --
  Shares repurchased                                                (264,357)      (206,870)
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions              (20,302)      1,292,294
--------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                               (420,364)      1,127,628
Net Assets:
  Beginning of period                                               1,127,628             --
--------------------------------------------------------------------------------------------
  End of period                                                  $    707,264   $  1,127,628
--------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                       $  1,272,280   $  1,292,582
  Accumulated net investment income/(loss)*                             (438)          2,740
  Accumulated net realized gain/(loss) from investments*            (486,178)       (18,374)
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                    (78,400)      (149,320)
--------------------------------------------------------------------------------------------
                                                                 $    707,264   $  1,127,628
--------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                          34,058        149,794
  Reinvested distributions                                                369             --
--------------------------------------------------------------------------------------------
Total                                                                  34,427        149,794
--------------------------------------------------------------------------------------------
  Shares repurchased                                                 (39,256)       (21,769)
Net Increase/(Decrease) in Fund Shares                                (4,829)        128,025
Shares Outstanding, Beginning of Period                               128,025             --
--------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                     123,196        128,025
--------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                        $    589,379   $  1,360,684
  Proceeds from sales of securities                                   640,846        113,860
  Purchases of long-term U.S. government obligations                       --             --
  Proceeds from sales of long-term U.S. government obligations             --             --

(1)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

6  Janus Orion Fund  April 30, 2001

Financial Highlights

For a share outstanding during the
six months ended April 30, 2001 (unaudited)
and the period ended October 31                         2001           2000(2)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $       8.81   $      10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                 --            .02
  Net gains/(losses) on securities (both
    realized and unrealized)                               (3.05)         (1.21)
--------------------------------------------------------------------------------
Total from Investment Operations                           (3.05)         (1.19)
--------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)                    (.02)             --
  Distributions (from capital gains)                           --             --
--------------------------------------------------------------------------------
Total Distributions                                         (.02)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                       $       5.74   $       8.81
--------------------------------------------------------------------------------
Total Return*                                            (34.65)%       (11.90)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)             $    707,264   $  1,127,628
Average Net Assets for the Period
  (in thousands)                                     $    866,577   $  1,086,834
Ratio of Gross Expenses to
  Average Net Assets**(1)                                   1.03%          1.14%
Ratio of Net Expenses to
  Average Net Assets**(1)                                   1.01%          1.12%
Ratio of Net Investment Income/(Loss) to
  Average Net Assets**                                    (0.10)%          0.82%
Portfolio Turnover Rate**                                    154%            35%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 * Total return not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                             Janus Orion Fund  April 30, 2001  7

Notes to Schedule of Investments


*    Non-income-producing security

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Orion Fund  April 30, 2001

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Orion Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

                                             Janus Orion Fund  April 30, 2001  9

The Fund may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has determined that the impact on the Financial Statements, resulting from the adoption of this new standard, will be insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has not adopted this pronouncement. The Fund expects that the impact of the adoption of this principle will not be material to the Financial Statements.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

10  Janus Orion Fund  April 30, 2001

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended April 30, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and certain trustees of the Fund are also officers and/or directors of Janus Capital; however, they receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the six months ended April 30, 2001, are noted below.

          DST Securities, Inc.          Fund
              Commissions              Expense
                  Paid*               Reduction*        DST Fees
--------------------------------------------------------------------------------
                  $972                   $729           $282,975
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

The Fund has elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire between October 31, 2007, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of April 30, 2001, are as follows:

Net Capital Loss   Federal Tax     Unrealized      Unrealized          Net
   Carryovers          Cost       Appreciation   (Depreciation)   (Depreciation)
--------------------------------------------------------------------------------
 $(15,331,202)     $802,995,530   $24,821,548    $(114,504,520)    $(89,682,972)
--------------------------------------------------------------------------------

                                            Janus Orion Fund  April 30, 2001  11

Explanation of Charts and Tables


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indexes through April 30, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolios. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolios during the period.

12  Janus Orion Fund  April 30, 2001

"Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                            Janus Orion Fund  April 30, 2001  13

Notes

14  Janus Orion Fund  April 30, 2001

Notes

                                            Janus Orion Fund  April 30, 2001  15

Notes

16  Janus Orion Fund  April 30, 2001

Notes

                                            Janus Orion Fund  April 30, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   100 Fillmore Street
                                   Denver, CO 80206
                                   1-800-525-3713

Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.
                                                                      OR62-06/01